Exhibit 10.56

Ernest K. Jacquet                                                                                                                                                                             February 8th, 2011
2600 N. Flagler Dr.
#909
West Palm Beach
FL 33407

Robert Stec
CEO and President
Passport Brands, Inc.
252 W. 37th Street
New York, NY 10018

Dear Bob

This Letter will confirm our agreement to extend all the Bridge Notes payable to me from Passport Brands Inc. (formerly I.C. Isaacs & Co.) that are overdue on the attached Exhibit “A” to March 31, 2011.

Sincerely	Agreed:

/s/ Ernest K. Jacquet	/s/ Robert Stec
Ernest K. Jacquet	Robert Stec
CEO and President
Passport Brands Inc.

Exhibit “A”

PASSPORT BRANDS, Inc. Bridge Notes to Ernest K. Jacquet

On November 11, 2010 the Company issued a bridge note to a Ernest Jacquet in the amount of $400,000 which is due on December 31, 2010 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note. On February 3, 2011, a partial payment of $20,000 was made on this note.

On December 1, 2010 the Company issued a bridge note to a Ernest Jacquet in the amount of $140,000 which is due on December 31, 2010 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note.

On December 28, 2010 the Company issued a bridge note to a Ernest Jacquet in the amount of $220,000 which is due on January 31, 2011 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note.

On December 30, 2010 the Company issued a bridge note to a Ernest Jacquet in the amount of $130,000 which is due on January 31, 2011 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note.

On January 14, 2011 the Company issued a bridge note to a Ernest Jacquet in the amount of $100,000 which is due on January 31, 2011 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note.

On January 20, 2011 the Company issued a bridge note to a Ernest Jacquet in the amount of $50,000 which is due on January 31, 2011 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note.

On January 26, 2011 the Company issued a bridge note to a Ernest Jacquet in the amount of $117,000 which is due on February 28, 2011 and bears interest at the rate of 10%. In addition, the stockholder receives a financing fee of 10% upon payment of the note